ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Healthcare Fund, Inc.

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Key Facts

BlackRock Healthcare Fund at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this Prospectus in the sidebar.

Equity Securities —  common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

Common Stock — securities representing shares of ownership of a corporation.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objective by investing primarily in securities of healthcare companies. These will range from very large corporations to small, “developmental stage” companies. Under normal circumstances, the Fund will invest at least 80% of its assets in healthcare companies. The Fund seeks to invest in companies that it believes have good prospects for earnings growth. The Fund may invest without limit in foreign securities. The Fund will emphasize equity securities, primarily common stocks.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and, therefore, the value of the Fund’s shares — may fluctuate. These changes may occur because a particular market in which the Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

As a sector fund that invests in healthcare companies, the Fund is subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes of healthcare company securities and factors that affect the healthcare sector than a more broadly diversified mutual fund. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies.

Some of the companies in which the Fund invests may be in early stages of development. These companies are more likely than developed companies to lose substantial value if they experience problems developing their products or if there are changes in their management.

The Fund may invest in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund may be an appropriate investment for you if you:

■	Are investing with long term goals
■	Are looking for a professionally managed portfolio to add to your investments that will increase your allocation to the healthcare sector
■	Are looking to invest in a portfolio comprised primarily of healthcare equity securities and are willing to accept the risk that the value of your investment may be influenced by the risks associated with a sector strategy versus a more diversified investment
■	Are looking for an investment portfolio that includes exposure to healthcare companies in a variety of foreign markets in addition to U.S. investments and are willing to accept the risks of foreign investing
■	Are willing to accept the risk that the value of your investment may decline in order to seek long term capital appreciation
■	Are not looking for a significant amount of current income

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Investor A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Standard & Poor’s (S&P) 500 Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 20.20% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.60% (quarter ended March 31, 2001). The year-to-date return as of June 30, 2006 was -4.30%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
BlackRock Healthcare Fund, Inc. — Investor A(a):
Return Before Taxes(b)	8.20%	2.00%	12.40%
Return After Taxes on Distributions(b)	6.87%	1.41%	10.03%
Return After Taxes on Distributions and Sale of Fund Shares(b)	6.48%	1.57%	9.70%
BlackRock Healthcare Fund, Inc. — Investor B(a):
Return Before Taxes(b)	9.38%	1.99%	12.31%	(c)
BlackRock Healthcare Fund, Inc. — Investor C(a):
Return Before Taxes(b)	12.24%	2.30%	12.12%
BlackRock Healthcare Fund, Inc. — Institutional(a):
Return Before Taxes(b)(d)	14.60%	3.38%	13.31%
BlackRock Healthcare Fund, Inc. — Class R:
Return Before Taxes(b)(e)	13.81%	2.96%	12.80%
Standard & Poor’s (S&P) 500 Index(f)	4.91%	0.54%	9.07%
(a)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares, Investor B shares were designated Class B shares, Investor C shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	Includes all applicable fees and sales charges.
(c)	Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(d)	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.
(e)	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees applicable to Class R shares.
(f)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

UNDERSTANDING

EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Fees and Expenses

The Fund offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Investor A		Investor B(b)		Investor C		Institutional	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	None		None		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.50%	(c)	1.00%	(c)	None	None
Maximum sales charge (load) imposed on dividend reinvestments	None		None		None		None	None
Redemption Fee	None		None		None		None	None
Exchange Fee	None		None		None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	1.00%		1.00%		1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees(e)	0.25%		1.00%		1.00%		None	0.50%
Other expenses (including transfer agency fees)(f)	0.30%		0.33%		0.33%		0.30%	0.30%
Total Annual Fund Operating Expenses	1.55%		2.33%		2.33%		1.30%	1.80%
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(f)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A	$674	$989	$1,325	$2,274
Investor B	$686	$1,077	$1,445	$2,471	(a)
Investor C	$336	$727	$1,245	$2,666
Institutional	$132	$412	$713	$1,568
Class R	$183	$566	$975	$2,116

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A	$674	$989	$1,325	$2,274
Investor B	$236	$727	$1,245	$2,471	(a)
Investor C	$236	$727	$1,245	$2,666
Institutional	$132	$412	$713	$1,568
Class R	$183	$566	$975	$2,116
(a)	Assumes conversion to Investor A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

Details About the Fund

How the Fund Invests

ABOUT THE PORTFOLIO

MANAGERS

Jordan C. Schreiber is a Vice President of the Fund and has been the portfolio manager of the Fund since 1983.

Robert C. Hodgson has been an associate portfolio manager of the Fund since 1997.

ABOUT THE INVESTMENT

ADVISER AND THE SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

The investment objective of the Fund is to seek long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective.

The Fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the Fund seeks to invest in companies that it believes have good prospects for earnings growth.

Under normal circumstances, the Fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. This policy is a non-fundamental policy of the Fund and may only be changed upon 60 days prior notice to shareholders. Healthcare companies may be in a variety of industries within the general healthcare sector, including:

■	Pharmaceutical companies of various types

■	Companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services

■	Companies involved in biotechnology, medical, diagnostic and biochemical research and development

■	Companies involved in the ownership and/or operation of healthcare facilities, including health maintenance organizations, insurance companies and health information technology companies

While the Fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector.

The Fund will normally maintain a global portfolio, investing in securities of companies located around the world. This means that the Fund may invest all of its assets in foreign securities at any given time. Although there are no limits on the percentage of assets the Fund may invest in any particular country, Fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe.

IMPORTANT DEFINITIONS

Convertible Securities —  securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Rights — a security representing the right to subscribe for shares of common stock.

Depositary Receipt — a security issued by a financial institution that evidences ownership of underlying securities issued by a foreign corporation.

This belief is based on current public market values in these countries and anticipated scientific innovations and is subject to change.

The Fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the Fund may invest in convertible securities and rights. The Fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

The Fund will attempt to maximize opportunity and reduce risk by investing in companies in various stages of development, including companies with small market capitalizations.

In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest up to 15% of its net assets in venture capital investments in development stage companies, which are generally illiquid securities.

For temporary defensive purposes or to meet redemptions, the Fund may hold cash or invest in fixed income securities, including government and money market securities. These investments may be made in companies outside of the healthcare sector. Fund management will hold these investments in the proportions it believes are best considering the prevailing market and economic conditions. These investments may prevent the Fund from meeting its investment objective.

The Fund may invest in derivatives in an attempt to hedge its portfolio against movements in markets, interest rates and currencies. The Fund may not invest in derivatives for speculative purposes. Derivatives are instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index.

The Fund may engage in the following types of derivative transactions:

■	Write call options or purchase put options on securities in its portfolio

■	Purchase and sell options on stock or other financial indices

■	Purchase and sell financial futures contracts (including stock index futures)

■	Purchase and sell options on futures contracts

■	Purchase and sell foreign currency options, foreign currency futures or options on foreign currency futures

■	Enter forward foreign exchange contracts

Investing in certain derivatives will cause the Fund rapidly to gain exposure to a particular market. The Fund will employ this strategy when it anticipates a significant market advance, but only in an attempt to offset the increase in the price of securities it intends to purchase. Because the Fund will normally follow through and purchase the securities, it does not consider these transactions to be speculative.

The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The Fund may invest up to 15% of its net assets in illiquid securities.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Healthcare-Related Securities Risk — Although the Fund will invest in a variety of industries within the general healthcare sector, many healthcare-related companies share common risks. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Debt Securities — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European

Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives — The Fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Investment in Venture Capital Funds — The Fund may invest in venture capital funds. As with other investments, investments in venture capital funds are subject to market and selection risk. In addition, if the Fund acquires shares of venture capital funds, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the venture capital funds.

Investment in venture capital funds involves a substantial risk that the Fund may lose its entire investment.

Repurchase Agreements — The Fund may enter into repurchase agreements denominated in U.S. dollars or in foreign currencies. Under a repurchase agreement, the seller agrees to repurchase the security sold at a mutually agreed-upon time and price in a specified currency. If the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

Your Account

Pricing of Shares

The Fund offers five share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Investment Adviser, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Fund; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

If you select Investor B, Investor C or Class R shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B shares, 0.75% per year for Investor C shares, and 0.25% per year for Class R shares and an account maintenance fee of 0.25% per year for all three classes of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C shares.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Healthcare Fund, Inc. was renamed “BlackRock Healthcare Fund, Inc.” These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of the Fund as of the date of this Prospectus hold shares as described in the following chart:

If you held shares of the following share class of the Fund:	Your share class became the following share class of the Fund:
Class A	Investor A
Class B	Investor B
Class C	Investor C
Class I	Institutional
Class R	Class R

The Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser.

The table below summarizes key features of each of the Fund’s share classes.

	Investor A	Investor B	Investor C	Institutional	Class R
Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Limited to certain eligible investors including:

•Current Institutional shareholders that meet certain requirements

•Certain retirement plans

•Participants in certain programs sponsored by the Investment Adviser or its affiliates, or selected securities dealers or other financial intermediaries

•Certain employees and affiliates of the Investment Adviser or its affiliates

Available only to certain retirement plans.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.	No.
Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee. No Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	No.	0.25% Annual Account Maintenance Fee. 0.25% Annual Distribution Fee.
Conversion to Investor A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.	No.

Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

■	Investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent

■	Certain qualified retirement plans

■	Investors in selected fee based programs

■	Registered investment advisers with a minimum investment of $250,000

■	Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor

■	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund

■	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

IMPORTANT DEFINITIONS

Right of Accumulation — permits you to pay the sales charge that would apply to the current net asset value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13 month period. Certain restrictions apply.

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over(b)	0.00%	0.00%	1.00%(b)
(a)	Rounded to the nearest one-hundredth percent.
(b)	If you invest $1,000,000 or more in Investor A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

The table above shows the reduced sales charges for which you may qualify when you purchase Investor A shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in shares of the Fund or other mutual funds advised by the Investment Adviser or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty-one and purchases by a single trustee of a single trust estate or a single fiduciary for your benefit. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the higher of the current net asset value or original cost (including any sales charges paid) of all shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

No initial sales charge applies to Investor A shares that you buy through reinvestment of dividends or capital gains distributions.

A sales charge waiver on a purchase of Investor A shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Persons investing through an authorized payroll deduction plan

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund

■	Persons associated with the Fund, the Fund’s Distributors, the Fund’s Investment Adviser, sub-adviser or Transfer Agent, and their affiliates

■	Persons participating in a fee-based program under which they pay advisory fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■	Employees of MetLife

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on request.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% account maintenance fee, while Institutional shares are not. The Distributors normally pay the annual Investor A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem any class of shares (other than Class R) and within 60 days buy new Investor A shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer or other financial intermediary or notify the Fund’s Transfer Agent in writing at the address listed on the inside back cover of this Prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B shares within six years after purchase or your Investor C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% for both classes of shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

Each Distributor currently pays a sales concession of 4.00% of the purchase price of Investor B shares to dealers from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B shares account maintenance fee to dealers as a service fee on a monthly basis. Each Distributor normally retains the Investor B shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C shares from its own resources at the time of sale. Each Distributor pays the annual Investor C shares distribution fee and the annual Investor C shares account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers for Investor C shares held for over a year and normally retains the Investor C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full Investor C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge(a)
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
(a)	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Shares purchased prior to June 1, 2001 were subject to the four-year contingent deferred sales charge schedule then in effect which has now expired. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year CDSC schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B shares convert automatically into Investor A shares approximately eight years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Investor A shares are subject to lower annual expenses than Investor B shares. The conversion of Investor B shares to Investor A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B or Investor C shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Exchanges pursuant to the exchange privilege

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 1, 2006

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions of shares in accounts with low balances

■	Certain redemptions made through the systematic withdrawal plan offered by the Fund, the Investment Adviser or an affiliate

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

Class R Shares

Class R shares are available only to certain retirement plans. If you buy Class R shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

Each Distributor normally pays the annual Class R shares distribution fee and annual Class R shares account maintenance fee to dealers as an ongoing concession and as a service fee, respectively, on a monthly basis.

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

If You Want to	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment

The Fund will not accept a purchase order of $50,000 or more for Investor B shares or $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor B or Investor C share purchases. The minimum initial investment for Investor A, Investor B, Investor C and Class R shares of the Fund is $1,000 for all accounts except:

•$250 for certain fee-based programs

•$100 for retirement plans

The minimum initial investment for Institutional shares of the Fund is:

•$2 million for institutions and individuals

•$250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a processing fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.

If You Want to	Your Choices	Information Important for You to Know
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer or other financial intermediary that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charge.
Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

If You Want to	Your Choices	Information Important for You to Know
Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan

To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read the fund’s prospectus

You can exchange your shares of the Fund for the same class of shares of many other BlackRock Funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Investor A, Investor B, Investor C and Institutional shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. If you exchange Investor A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B or Investor C shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B or Investor C shares in a fund will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B or Investor C shares of the Fund will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

If You Want to	Your Choices	Information Important for You to Know
Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Fund at (800) 441-7762 for details.
Internet Transactions	Make on-line transactions and view account balances and activity

You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of each Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Short-Term Trading

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Fund has adopted certain policies and procedures, which have been reviewed and approved by the Fund’s Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another mutual fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, the Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts.

Because the Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund may be subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities primarily trade and the close of the New York Stock Exchange. For this reason, the Fund may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares are Priced.”

The securities in which the Fund primarily invests often trade in lower volumes than the securities of larger cap issuers and are generally subject to greater price volatility. For this reason, the Fund is subject to the risk that certain investors may seek to market time the Fund to take advantage

IMPORTANT DEFINITIONS

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

of the changes in the value of the Fund’s portfolio holdings that may occur between the time when the Fund’s net asset value is calculated and the time the prices of the Fund’s holdings next change. For this reason, the Fund may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares are Priced.”

The Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares Are Priced

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A shares will have a higher net asset value than Investor B, Investor C or Class R shares, and Class R shares will have a higher net asset value than Investor B or Investor C shares. Also, dividends paid on Investor A, Institutional and Class R shares will generally be higher than dividends paid on Investor B and Investor C shares because Investor A, Institutional and Class R shares have lower expenses.

Securities of small cap and emerging growth companies may trade less often and/or in lower volumes than those of larger capitalization companies. Thus, changes in the value of the Fund’s portfolio holdings may occur between the time when the Fund’s net asset value is calculated and the time the prices of the Fund’s holdings next change and the Fund may be required to fair value these securities.

The Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of the Fund’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Fund generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Fund’s Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or other methodologies approved by the Directors or by the Investment Adviser’s Valuation Committee after consideration of the material factors that may affect the value of a particular security.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, a significant event has occurred that the Investment Adviser determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, the Investment Adviser will use its best judgment to determine a fair value for that security. The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

The Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Participation in Fee-based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have agreements with the Distributors, you may be able to buy Institutional shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account.

Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account.

In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Fund makes any distributions derived from long-term capital gain and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

’’BUYING A DIVIDEND’’

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest related dividends or short term gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain conditions are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Management of the Fund

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Fund’s Investment Adviser, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board of Directors. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, under which the Investment Adviser pays the Sub-Adviser a fee for services it provides equal to 74% of the advisory fee paid to the Investment Adviser under the investment advisory agreement between the Investment Adviser and the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

The Fund pays the Investment Adviser a fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s investment adviser and was compensated according to the same advisory fee rate. For the fiscal year ended April 30, 2006, MLIM received a fee at the annual rate of 1.00% of the Fund’s average daily net assets.

For a discussion of the basis for the Board of Directors’ approval of the Fund’s investment advisory arrangements, please see the Fund’s annual shareholder report for the most recent fiscal period ended April 30.

Jordan Schreiber and Robert Hodgson are the co-portfolio managers of the Fund, and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Schreiber is a Vice President of the Fund and has been a Managing Director of BlackRock, Inc. since 2006. He was a Managing Director of

MLIM from 2000 to 2006, was a Director of MLIM from 1997 to 2000 and was a portfolio manager in the equity management group of MLIM from 1983 to 2006. Mr. Hodgson has been a Director of BlackRock, Inc. since 2006, was a Director of MLIM from 1998 to 2006, was Vice President of MLIM from 1997 to 1998 and was a portfolio manager in the equity management group of MLIM from 1997 to 2006.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser organized in 1999. The Investment Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Investment Adviser and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Investment Adviser or an Affiliate having positions that are adverse to those of the Fund. Neither the Investment Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the

Fund. As a result, the Investment Adviser or an Affiliate may compete with the Fund for appropriate investment opportunities. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. The Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Investor A						Investor B
	For the Year Ended April 30,						For the Year Ended April 30,
	2006		2005	2004	2003	2002	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$6.04		$6.38	$5.21	$6.23	$6.29	$4.57		$4.96	$4.08	$4.91	$5.05
Investment loss — net(a)	(.07)		(.07)	(.06)	(.05)	(.07)	(.09)		(.09)	(.08)	(.08)	(.10)
Realized and unrealized gain (loss) — net	1.19		.10	1.23	(.97)	.24	.89		.07	.96	(.75)	.19
Total from investment operations	1.12		.03	1.17	(1.02)	.17	.80		(.02)	.88	(.83)	.09
Less distributions from realized gain — net	(.47)		(.37)	—	—	(.23)	(.44)		(.37)	—	—	(.23)
Net asset value, end of year	$6.69		$6.04	$6.38	$5.21	$6.23	$4.93		$4.57	$4.96	$4.08	$4.91
Total Investment Return:(b)
Based on net asset value per share	18.61	%(c)	.74%	22.46%	(16.37%)	2.78%	17.64	%(d)	(.09%)	21.57%	(16.90%)	1.85%
Ratios to Average Net Assets:
Expenses	1.55%		1.58%	1.55%	1.58%	1.52%	2.33%		2.36%	2.32%	2.36%	2.29%
Investment loss — net	(.99%)		(1.13%)	(1.00%)	(1.04%)	(1.20%)	(1.79%)		(1.91%)	(1.78%)	(1.83%)	(1.97%)
Supplemental Data:
Net assets, end of year (in thousands)	$172,585		$142,774	$160,443	$119,375	$146,714	$105,503		$117,482	$177,952	$194,543	$310,916
Portfolio turnover	120.32%		126.81%	141.46%	128.24%	81.36%	120.32%		126.81%	141.46%	128.24%	81.36%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude the effects of sales charges.
(c)	In 2006, there was no impact to the Fund’s Investor A total investment return as a result of a payment by Merrill Lynch Investment Managers, L.P. (an affiliate).
(d)	In 2006, approximately .23% of the Fund’s Investor B total investment return was attributable to a payment by Merrill Lynch Investment Managers, L.P. (an affiliate).

FINANCIAL HIGHLIGHTS (continued)

	Investor C						Institutional
	For the Year Ended April 30,						For the Year Ended April 30,
	2006		2005	2004	2003	2002	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$4.57		$4.96	$4.07	$4.91	$5.05	$6.55		$6.87	$5.59	$6.66	$6.70
Investment loss — net(a)	(.09)		(.09)	(.08)	(.08)	(.10)	(.05)		(.06)	(.05)	(.04)	(.06)
Realized and unrealized gain (loss) — net	.88		.07	.97	(.76)	.19	1.27		.11	1.33	(1.03)	.25
Total from investment operations	.79		(.02)	.89	(.84)	.09	1.22		.05	1.28	(1.07)	.19
Less distributions from realized gain — net	(.44)		(.37)	—	—	(.23)	(.48)		(.37)	—	—	(.23)
Net asset value, end of year	$4.92		$4.57	$4.96	$4.07	$4.91	$7.29		$6.55	$6.87	$5.59	$6.66
Total Investment Return:(b)
Based on net asset value per share	17.50	%(c)	(.09%)	21.87%	(17.11%)	1.85%	18.70	%(c)	.99%	22.90%	(16.07%)	2.91%
Ratios to Average Net Assets:
Expenses	2.33%		2.37%	2.33%	2.37%	2.30%	1.30%		1.33%	1.29%	1.33%	1.27%
Investment loss — net	(1.77%)		(1.92%)	(1.79%)	(1.84%)	(1.99%)	(.75%)		(.88%)	(.75%)	(.79%)	(.95%)
Supplemental Data:
Net assets, end of year (in thousands)	$85,553		$68,743	$85,753	$76,606	$98,994	$159,116		$146,922	$275,570	$244,217	$311,288
Portfolio turnover	120.32%		126.81%	141.46%	128.24%	81.36%	120.32%		126.81%	141.46%	128.24%	81.36%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charge.
(c)	In 2006, there was no impact to the Fund’s Investor C and Institutional total investment return as a result of a payment by Merrill Lynch Investment Managers, L.P. (an affiliate).

	Class R
	For the Year Ended April 30,				For the Period January 3, 2003(a) to April 30, 2003
	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$4.66		$5.02	$4.09	$4.04
Investment loss — net(b)	(.06)		(.06)	(.02)	(.01)
Realized and unrealized gain — net	.90		.07	.95	.06
Total from investment operations	.84		.01	.93	.05
Less distributions from realized gain — net	(.46)		(.37)	—	—
Net asset value, end of period	$5.04		$4.66	$5.02	$4.09
Total Investment Return:
Based on net asset value per share	18.25	%(c)	.54%	22.74%	1.24	%(d)
Ratios to Average Net Assets:
Expenses	1.80%		1.83%	1.73%	1.84	%(e)
Investment loss — net	(1.20%)		(1.37%)	(1.15%)	(.36	%)(e)
Supplemental Data:
Net assets, end of period (in thousands)	$4,885		$1,853	$473	$—	(f)
Portfolio turnover	120.32%		126.81%	141.46%	128.24%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	In 2006, there was no impact to the Fund’s Class R total investment return as a result of a payment by Merrill Lynch Investment Managers, L.P. (an affiliate).
(d)	Aggregate total investment return.
(e)	Annualized.
(f)	Amount is less than $1,000.

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FUND

BlackRock Healthcare Fund, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(800) 441-7762

INVESTMENT ADVISER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

P.O. Box 9011

Princeton, New Jersey 08543-9011

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9819

Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTORS

BlackRock Distributors, Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

CUSTODIAN

JPMorgan Chase & Co.

4 Chase Metro Tech Center

Brooklyn, New York 11245

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 1-800-441-7762.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.mutualfunds.ml.com or by writing to the Fund at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 1-800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

INVESTMENT COMPANY ACT FILE # 811-3595

Code #10166-1006BR